      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 19, 2000
                                                   REGISTRATION NO. 333-

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              STARBUCKS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                 WASHINGTON                            91-1325671
           (State or Other Juris-                   (I.R.S. Employer
          diction of Incorporation)                  Identification
                                                        Number)

                             2401 UTAH AVENUE SOUTH
                            SEATTLE, WASHINGTON 98134
                                 (206) 447-1575
     (Address, Including Zip Code, and Telephone Number, Including Area Code
                  of Registrant's Principal Executive Offices)

                              STARBUCKS CORPORATION
                              AMENDED AND RESTATED
                      KEY EMPLOYEE STOCK OPTION PLAN - 1994
                            (Full Title of the Plan)

                                SHELLEY B. LANZA
             EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                              STARBUCKS CORPORATION
                             2401 UTAH AVENUE SOUTH
                            SEATTLE, WASHINGTON 98134
                                 (206) 447-1575
       (Name, Address, Including Zip Code, and Telephone Number, Including
                        Area Code, of Agent for Service)

                                    --------
                                    Copy to:
                            GREGORY L. ANDERSON, ESQ.
                         LANE POWELL SPEARS LUBERSKY LLP
                          1420 FIFTH AVENUE, SUITE 4100
                            SEATTLE, WASHINGTON 98101

================================================================================

    CALCULATION OF
     REGISTRATION
          FEE              Amount to     Proposed Maximum       Maximum
  Title of Securities         be          Offering Price       Aggregate          Amount of
   to be Registered       Registered*       Per Share**      Offering Price    Registration Fee
 ---------------------   -------------  ------------------  ----------------  ------------------
      Common Stock,      9,000,000           $31.06          $279,540,000         $73,799
      no par value

     *Together with an indeterminate number of additional shares of the Registrant's Common Stock that may be necessary to adjust the number of shares of the Registrant's Common Stock reserved for issuance under the Starbucks Corporation Amended and Restated Key Employee Stock Option Plan - 1994 as the result of any future stock split, stock dividend or similar adjustment of the outstanding Common Stock of the Registrant.

     **Average of the high and low sale prices of a share of the Registrant's Common Stock as reported by The Nasdaq Stock Market, Inc. on May 15, 2000. The registration fee is calculated in accordance with Rule 457(h)(i) and Rule 457(c) promulgated under the Securities Act of 1933, as amended.

                      REGISTRATION OF ADDITIONAL SECURITIES

        The Registrant is filing this Registration Statement on Form S-8 to register 9,000,000 additional shares for issuance pursuant to the exercise of options granted under the Starbucks Corporation Amended and Restated Key Employee Stock Option Plan - 1994. The contents of the original Registration Statement on Form S-8 filed in connection with such plan (Registration No. 33-92208) are incorporated herein by reference.

                                    EXHIBITS

Exhibit No.                        Description
-----------                        -----------
     4 Starbucks Corporation Amended and Restated Key Employee Stock Option Plan - 1994 (incorporated by reference to Appendix A to Starbucks Corporation's Proxy Statement filed with the Securities and Exchange Commission on January 11, 2000)
     5 Opinion of Lane Powell Spears Lubersky LLP regarding legality of securities being registered
   23.1     Consent of Counsel (included in Exhibit 5)
   23.2     Consent of Independent Auditors
    24      Power of Attorney (see the signature page of this Registration
            Statement)

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on this 19th day of May, 2000.

                              STARBUCKS CORPORATION

                              By:  /s/ Orin C. Smith
                                   ---------------------------------------------
                                   Orin C. Smith
                                   president and chief operating officer



                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Howard Schultz and Orin C. Smith, or either of them, his or her attorneys-in-fact, for him or her, in any and all capacities, to sign any amendments to this Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

          Signature                       Title                          Date
          ---------                       -----                          ----

/s/ Howard Schultz          chairman and chief executive officer    May 11, 2000
-------------------------
Howard Schultz


/s/ Orin C. Smith           president and chief operating officer   May 18, 2000
-------------------------
Orin C. Smith


/s/ Michael Casey              executive vice president, chief      May 15, 2000
-------------------------           financial officer and
Michael Casey                   chief administrative officer
                              (principal accounting officer and
                                 principal financial officer)


/s/ Barbara Bass                       director                May 12, 2000
--------------------------
Barbara Bass


/s/ Howard Behar                       director                May 17, 2000
--------------------------
Howard Behar


/s/ Craig Foley                        director                May 12, 2000
--------------------------
Craig J. Foley


/s/ Gregory B. Maffei                  director                May 12, 2000
--------------------------
Gregory B. Maffei


/s/ Arlen I. Prentice                  director                May 12, 2000
--------------------------
Arlen I. Prentice


                                       director
--------------------------                                    -------------
James G. Shennan, Jr.


/s/ Craig E. Weatherup                 director                May 12, 2000
--------------------------
Craig E. Weatherup

                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------

     4 Starbucks Corporation Amended and Restated Key Employee Stock Option Plan - 1994 (incorporated by reference to Appendix A to Starbucks Corporation's Proxy Statement filed with the Securities and Exchange Commission on January 11, 2000)
     5 Opinion of Lane Powell Spears Lubersky LLP regarding legality of securities being registered
   23.1     Consent of Counsel (included in Exhibit 5)
   23.2     Consent of Independent Auditors
    24      Power of Attorney (see the signature page of this Registration
            Statement)